Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On January 11, 2022, AltaGas closed its offering of $300 million of 5.25 percent Fixed-to-Fixed Rate Subordinated Notes, Series 1, due January 11, 2082. As a result of the offering, based on current rates, AltaGas expects cash savings of approximately $66 million over the initial ten-year term of the offering due to lower taxes and financing charges. The subordinated notes were offered under AltaGas' short form base shelf prospectus dated February 22, 2021, as supplemented by a prospectus supplement dated January 5, 2022. On February 16, 2022, AltaGas provided notice to shareholders of its intention to use the proceeds of this offering to redeem all of its issued and outstanding Series K Preferred Shares on March 31, 2022 for a redemption price equal to $25.00 per Series K Share.

In January 2022, AltaGas agreed to sell one of its customers an interest in certain Midstream processing facilities for total consideration of approximately $234 million. The transaction is expected to close in the second quarter of 2022.

On February 9, 2022, pursuant to the terms of a Membership Interest Purchase Agreement entered into on January 14, 2022 with an undisclosed buyer, AltaGas closed the sale of a 60 MW stand-alone energy storage development project in Goleta, California for total proceeds of approximately US$15 million, subject to certain contingencies.
On February 11, 2022, AltaGas entered into a stock purchase agreement to sell a 70MW combined cycle power plant in Brush, Colorado. The transaction is expected to close in the second quarter of 2022.

Subsequent events have been reviewed through March 3, 2022, the date on which these audited Consolidated Financial Statements were issued.